Fourth Quarter and Full Year 2021 Earnings Presentation March 8, 2022 EX-99.2

Disclaimer Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Except as otherwise stated herein, references to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Holdings LLC ("IMC"). Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but CareMax will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the impact of COVID-19 or any variant thereof on the Company's business and results of operation; the availability of sites for medical facilities and the costs of opening such medical facilities; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company or any other party’s ability to fulfill contractual obligations; the impact of board leadership changes; the Company's ability to recruit and retain qualified team members and independent physicians; the timing and nature of the final resolution of the accounting issues related to the contingent share earnout; any delay in the filing of required periodic reports with the SEC; whether a restatement of financial results will be required for other accounting issues for the same or other periods in addition to the restatement currently expected; additional uncertainties related to accounting issues generally; and adverse effects on the Company’s business as a result of the restatement process. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company’s Registration Statement on Form S-1, filed with the SEC on June 30, 2021, and the Company’s periodic reports filed with the SEC. All information provided in this presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Information Certain financial information and data contained this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this presentation, such as Pro Forma Net Income, Adjusted EBITDA and margin thereof and Platform Contribution and margin thereof have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC. A reconciliation for Adjusted EBITDA to the most directly comparable GAAP financial measures is included in this Presentation. Adjusted EBITDA presented on a pro forma basis gives effect to the acquisitions of IMC and Care Holdings as if they had occurred in historical periods, which does not necessarily reflect what the Company’s Adjusted EBITDA would have been had the acquisitions occurred on the dates indicated. A reconciliation of projected 2021 pro forma Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this non-GAAP financial measure. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results. Use of Pro Forma Non-GAAP Financial Information Additionally, Pro Forma Net Income is presented on a pro forma basis and replaces historical interest expense and depreciation and amortization expense (“D&A”) with go-forward assumptions of interest expense and D&A reflecting current leverage and applicable D&A schedules, and Adjusted EBITDA presented on a pro forma basis gives effect to the acquisitions of IMC and Care Holdings as if they had occurred in historical periods, which does not necessarily reflect what the Company’s Adjusted EBITDA would have been had the acquisitions occurred on the dates indicated.

CareMax at a Glance

We offer community health and wellness centers that provide a comprehensive suite of healthcare and social services

We are…

A founder-led, technology-enabled, whole person healthcare platform providing value-based care and chronic disease management to seniors.

Our mission…

Is to empower care teams to provide high-quality, compassionate care by transforming the primary care delivery model to improve outcomes for patients most in need and to reduce overall costs.

We empower providers…

By providing a medical management platform equipped with data, analytics, and rules-based decision tools and workflows used by physicians across the United States.

2011
Year Founded

48
Medical Centers[1]

3
States[1]

6
MSAs[1]

33K+
Medicare Advantage Members

83K+
Total Members

100+
Employed Providers

100+
Affiliated Providers

5-Stars
CMS Quality Rating[2]

96.7
Member NPS Score

CareMax

1) Including two centers in Memphis, Tennessee and one center in New York City opened in 1Q22.
2) 2021 Star rating across CareMax centers as of year-end 2021.

Fourth Quarter 2021 Update Reported revenue of $118M for 4Q21, of which 94% was risk-based revenue Achieved a 71.5% Medical Expense Ratio for 4Q21, an improvement of ~400 basis points from 3Q21 Captured previously announced combination synergies with IMC, driven by medical management, SG&A savings, and pharmacy utilization Entered the Tampa and Space Coast markets within Florida Executed multiple leases across Florida, New York, Tennessee, and Louisiana to support de novo expansion over the next three years Achieved a Five-Star Quality rating across our centers, the highest possible rating by CMS Received a Net Promoter Score (NPS) of 96.7 for member satisfaction

We Expect Continued Growth in Our Medical Center Footprint and Medicare Advantage Membership Medical Centers as of Year End Medicare Advantage Members as of Year End 10x ~13x

Our Differentiated Care Model Has Mitigated COVID Admissions Among Our Members COVID Admissions Remain Under Control1 In-Person PCP Visits Have Rebounded over 20201 We have experienced lower COVID-19 admissions quarter-to-date through February than during the previous wave in July and August 2021 In-person PCP visitation in 2021 has rebounded from 2020 levels, supporting our expectation to recapture risk adjustment revenues in 2022 Quarterly Inpatient Admissions per Thousand Annual Cumulative Visits per Medicare Member Legacy CareMax and IMC Medicare only.

Financial Outlook for Full Year 2022 FY 2022 Guidance YoY % growth Medicare Advantage Membership 38,000 to 40,000 13% to 19% Revenue $540 million to $560 million 34% to 39%1 Adjusted EBITDA $30 million to $40 million 125% to 200%1 Year-End Center Count 60 (15 openings) 33% Compared to pro forma 2021 revenue and Adjusted EBITDA assuming the business combinations of IMC and Care Holdings occurred on January 1, 2021.

Fourth Quarter 2021 Financial Supplement

Reconciliation to Non-GAAP Financial Metrics Reflects impact of business combination of CareMax, IMC, and Care Holdings and other pro forma adjustments as may arise from the combination. 4Q21 Non-GAAP Reconciliation 4Q20 Non-GAAP Reconciliation 1 1

Reconciliation to COVID-Adjusted Medical Expense Ratio Estimated impact from COVID restrictions affecting our ability to appropriate assess and document members’ health conditions in 2020, resulting in an impact to Medicare risk reimbursement rates in 2021. Claims expenses directly associated with inpatient admissions due to COVID in 2021. 4Q21 and 2021 Non-GAAP Reconciliation 1 2

Reconciliation to 2021 Pro Forma Run-Rate Revenue and Adjusted EBITDA Reflects revenue PMPM rates exiting the year applied to year-end membership, including run-rate contribution from tuck-in acquisitions closed and health plan members assigned. Reflects estimated incremental run-rate contributions from acquisitions closed in 2021, normalized for impacts from COVID and pro forma for combination benefits. Includes revenue and cost synergies related to the business combination of legacy CareMax and IMC believed to have been captured exiting 2021, including from contract arbitrage, improvements in medical management, pharmacy utilization, and corporate, general and administrative cost savings. Pro Forma Run-Rate Revenue Reconciliation Pro Forma Run-Rate Adjusted EBITDA Reconciliation 1 2 3

Historical Non-GAAP Financial Summary Note: Figures give effect to the combinations of CareMax, IMC, and Care Holdings as if they had occurred in historical periods. Totals may not sum due to rounding. Includes operating losses incurred by de novo centers up to 18 months after opening. Non-GAAP Income Statement 1

Reconciliation to Adjusted EBITDA Note: Pro forma and non-GAAP figures give effect to the combinations of CareMax, IMC, and Care Holdings as if they had occurred in historical periods (the “Business Combination”). Totals may not sum due to rounding. Pro forma net income replaces historical interest expense and D&A with go-forward assumptions of interest expense and D&A reflecting current leverage and applicable D&A schedules. Relates to the reclassification of earnout shares granted in relation to the Business Combination from shareholders’ equity to liabilities as of June 30, 2021, reverting to shareholders’ equity as of July 9, 2021 per ASC 815, resulting in non-cash gains and losses from the remeasurement of such liabilities in 2Q21 and 3Q21. Net Income to Adjusted EBITDA Bridge 1 3 4 6 5 We expect to provide a restatement of 2Q21 and 3Q21 financial statements reflecting this change, with no impact otherwise to revenue, Adjusted EBITDA, or cash flow. Reflects professional fees, salaries and wages, and other expenses deemed one-time in nature. Includes expenses and fees related to business combinations, non-recurring transactions, and M&A and integration teams. Includes operating losses incurred by de novo centers up to 18 months after opening. Includes adjustments to reflect normalized run-rate impacts of combination synergies. 2

Capitalization and Liquidity

Diluted Share Count

'000s	
Class A Shares Outstanding	**87,368**
Related Warrants [1]	2,000
Private Placement Warrants	2,917
Public Warrants	2,875
Total Warrants	7,792
Shares Issueable Through Warrants [2]	–
CareMax Earnout Shares	3,500
IMC Earnout Shares	2,900
Total Earnout Shares	6,400
Total Earnout Shares Issued	3,200
Total Earnout Shares Remaining to be Issued [3]	**3,200**
Dilutive Impact of RSUs, PSUs, and Options [4]	**1,041**
Pro Forma Shares Outstanding as of December 31, 2021	**91,609**

Net Debt (Cash)

$'000s	Capacity	Outstanding [5]
Term Loan Principal	$125,000	$117,235
Revolving Credit Facility [6]	40,000	–
Total Credit Facility [7]	**$165,000**	**$117,235**
Cash and Equivalents as of December 31, 2021		$47,917
Net Debt (Cash)		**$69,318**

1) Excludes unvested warrants.
2) Warrants have a strike price of $11.50/share and (other than the Related warrants) are subject to a $18.00 redemption cap. Warrants are currently out of the money based on CareMax's closing share price as of March 7, 2022.
3) 50% of earnout shares are issuable if the volume weighted average price of the stock exceeds $12.50/share on 20 days within any 30-day trading period in the first year after transaction close, and the remaining 50% are issuable if the volume weighted average price exceeds $15.00/share on 20 days within any 30-day trading period in the second year. The first contingency was met in 3Q21.
4) Reflects unvested and outstanding RSUs and PSUs as of December 31, 2021. Excludes unvested and outstanding stock options that are out of the money based on CareMax's closing share price as of March 7, 2022.
5) Figures reflect book value as of December 31, 2021.
6) Revolver availability was $35.4M as of December 31, 2021, reflecting $40.0M of gross capacity less $4.6M of Letters of Credit issued.
7) Capacity excludes $20.0M of Delayed Draw Term Loan (DDTL) which expired undrawn on December 8, 2021.

CareMax

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